                                                                   EXHIBIT 10.41



                  Castle Transmission Services (Holdings) Ltd.

                        ALL EMPLOYEE SHARE OPTION SCHEME

   Adopted by the Board of Castle Transmission Services (Holdings) Ltd. on 23
                                  January 1998






                              KPMG Tax Advisers
                              1 Puddle Dock
                              LONDON
                              EC4V 3PD

                              Ref  CAS1.DOC

                              Date: 23 January 1998

           RULES OF THE CASTLE TRANSMISSION SERVICES (HOLDINGS) LTD.
                        ALL EMPLOYEE SHARE OPTION SCHEME

                                     INDEX

                                                                          Page
      1  Definitions.....................................................   3
      2  Invitation to Apply for Options.................................   7
      3  Application for Options.........................................   8
      4  Grant of Options................................................   8
      5  Exercise of Options.............................................   9
      6  Take-overs, Reconstructions, Liquidations and Option Exchanges..  11
      7  Variation of Share Capital......................................  13
      8  Manner of Exercise of Options...................................  13
      9  Administration and Amendment....................................  14
     10  Loss of Office or Employment....................................  15

     Appendix I          Letter of Invitation
     Appendix II         Application Form
     Appendix III        Letter of Grant
     Appendix IV         Option Certificate and Notice of Exercise

           RULES OF THE CASTLE TRANSMISSION SERVICES (HOLDINGS) LTD.
                        ALL EMPLOYEE SHARE OPTION SCHEME

1    DEFINITIONS

1.1  In these Rules the following words and expressions shall have, where the context so admits, the following meanings:

     "Act"                   -          the Income and Corporation Taxes Act 1988;

     "Adoption Date"         -          the date on which the Scheme is adopted by the Board;

     "Auditors"              -          the auditors for the time being of the Company (acting as experts and not as arbitrators);

     "Board"                 -          the board of directors of the Company or the Committee at which a quorum is present;

     "Committee"             -          a duly constituted committee of the Board;

     "Company"               -          Castle Transmission Services (Holdings) Ltd. registered in England No 3242381 or save for
                                        Rules 2, 3, 4, and 7.2 such company as shall be at anytime the Acquiring Company as defined in Rule 6.5;

     "Control"               -         as described in section 416 or section 840 of the Act;

     "Date of Grant"                   the date on which an Option is, was or is to be granted to an Eligible Employee under the
                                       Scheme, pursuant to Rule 4.1 or on which an Option is or was treated as being granted pursuant to Rule 4.3;

     "Deposit"               -         50% of the Exercise Price;

     "Eligible Employee"     -         any director or employee of any Group Company;

     "Exercise Price"        -         the price as determined by the Board at which an Eligible Employee may acquire a Unit on the exercise of an Option being, subject to Rule 4.3 and Rule 7 not less than the aggregate nominal value of the underlying shares;


     "Flotation"          -       the date on which any ordinary shares in the capital of the Company become listed on any
                                  Recognised Exchange and also, in the case of a New Option granted pursuant to Rule 4.3, immediately following the Date of Grant of the New Option if any ordinary shares of the Acquiring
                                  Company are already listed on a Recognised Exchange;

     "Group"              -       the Company and its Subsidiaries and the phrase "Group Company" shall be construed accordingly;

     "Invitation"         -       an invitation issued by the Company to an Eligible Employee to apply for the grant of an Option as set out in Appendix I or such form as the Board may determine from time to time;

     "Letter of Grant"    -       the letter in the form set out in Appendix III or in such form as the Board may determine from time to time;

     "Merger"             -      the acquisition of Control of the Company by Castle Tower Holding Corporation (a Delaware
                                 corporation) or a company under the Control of or having Control of that company;

     "New Option"          -     an option over shares in the Acquiring Company (as defined in Rule 6.5) granted in consideration for the release of a Subsisting Option;

     "Notice of Exercise"  -     the notice of exercise in the form set out in Appendix IV or in such form as the Board may determine from time to time;

     "Option"              -     a right to acquire Units granted or to be granted pursuant to Rules 4.1 or 4.3;

     "Option Certificate"  -     the option certificate set out in Appendix IV or in such form as the Board may determine from time to time;

     "Option Holder"        -      a person who has been granted an Option or (where the context admits) his legal personal representative(s);

     "Recognised Exchange"  -      a recognised stock exchange within the meaning of section 841 of the Act or a recognised investment exchange within the meaning of the Financial Services Act 1986;

     "Rules"                -      the rules of the Scheme as may be amended from time to time;

     "this Scheme"          -      this Castle Transmission Services (Holdings) Ltd. All Employee Share Option Scheme constituted and governed by the Rules;

     "Subsidiary"           -      a company which is under the Control of the Company and which is a subsidiary of the Company within the meaning of section 736 of the Companies Act 1985;

     "Subsisting Option"    -      an Option which has been granted and which has not lapsed, been surrendered, renounced or exercised in full;

     "Unit"                 -      subject to Rule 7.1, a stapled shareholding comprising one ordinary share of 1p and nine hundred and ninety nine redeemable preference shares of 1p each in the capital of the Company or, where a New Option has been granted or is to be granted pursuant to Rule 4.3, a share in the capital of the Acquiring Company;


1.2  In these Rules, except insofar as the context otherwise requires:

(i)  words denoting the singular shall include the plural and vice versa;

(ii) words importing a gender shall include every gender and references to a person shall include bodies corporate and unincorporated and vice versa;

(iii) reference to any enactment shall be construed as a reference to that enactment as from time to time amended, modified, extended or re-enacted and shall include any orders, regulations, instruments or other sub-ordinate legislation made under the relevant enactment;

(iv) headings and captions are provided for reference only and shall not be considered as part of the Scheme.


2.     INVITATION TO APPLY FOR OPTIONS

2.1 At any time or times on or after the Adoption Date but not later than the tenth anniversary of the Adoption Date, the Board may select any number of individuals who may at the intended Date of Grant be Eligible Employees and invite them to apply for the grant of an Option.

2.2    Each Invitation shall specify

(i) the date (being neither earlier than 7 nor later than 28 days after the issue of the Invitation) by which an application must be made;

(ii) the maximum number of Units in respect of which that individual may on that occasion apply for an Option, being determined at the absolute discretion of the Board;

(iii) subject to (ii) above, the limit, if any, in respect of the number of Units in respect of which an application may be made; and

(iv) the Exercise Price at which Units may be acquired on the exercise of any Option granted in response to the application and the details of the Deposit which will be payable.

2.3 Each Invitation shall be accompanied by an application form in such form, not inconsistent with these Rules, as the Board may determine.



3.     APPLICATIONS FOR OPTIONS

3.1 Not later than the date specified in the Invitation each Eligible Employee to whom an Invitation has been issued in accordance with Rule 2 above may apply to the Board, using the application form supplied, for an Option over a number of Units not exceeding the number specified in the Invitation.

4.   GRANT OF OPTIONS

4.1 Not later than the thirtieth day following the date by which an application must be made the Board may grant to each applicant who is still an Eligible Employee an Option over the number of Units specified in his application.

4.2 In granting an Option pursuant to Rule 4.1 the Board shall require the Option Holder to pay a Deposit to the Company in respect of the Units subject to the Option within thirty days of the Date of Grant. The Deposit will constitute a payment on account of the aggregate Exercise Price. The Deposit shall not be interest bearing and will be refunded to the Option Holder to the extent an Option lapses. Where a New Option is granted in the circumstances noted in Rule 4.3 the Deposit, if any, paid by the Option Holder in respect of the Option that is released shall be payable by the Company to the company in respect of whose shares the New Option is granted and shall be regarded as a payment on account of the aggregate Exercise Price of the New Option. If, as a result of a variation of share capital, the aggregate Exercise Price of an Option is reduced, then an appropriate part of the Deposit will be refunded such that the Deposit continues to be 50% of the aggregate Exercise Price following the variation of share capital.

4.3 Where the circumstances noted in Rule 6.5 apply New Options may be granted in consideration for the release of Options previously granted under this Scheme. Such New Options are deemed to be equivalent to the old Options and to have been granted within the terms of this Scheme.

4.4 No Option may be transferred, assigned or charged and any purported transfer, assignment or charge shall be void ab initio. Each Option Certificate shall carry a statement to this effect. For the avoidance of doubt, this Rule 4.4 shall not prevent the Option of a deceased Option Holder being exercised by his personal representative(s) within the terms of these Rules.

4.5 Options shall be granted by deed and shall be evidenced by the issue of a Letter of Grant to Eligible Employees specifying the Date of Grant, the number of Units subject to Option and the Exercise Price. The Option Certificate shall be sent to the Option Holder together with a Letter of Grant specifying the Deposit required as soon as practicable after the Date of Grant.

4.6 The service of a Letter of Grant upon an Eligible Employee shall constitute the call for the payment of the Deposit by that Eligible Employee. If the Deposit is not paid within the period specified in Rule 4.2 and in that same period none of the events specified in Rules 5.1 (i), (ii), or (iii) or Rule 4.3 occurs the relevant Option Holder shall be deemed to have surrendered his Option which shall lapse in accordance with Rule 5.3 (vii). If one of the events specified in Rules 5.1 (i), (ii), or (iii) or Rule 5.2 occurs before the expiry of the period specified in Rule 4.2 and before the Deposit is paid by that Eligible Employee the Board shall be deemed to have waived the requirement imposed upon that Eligible Employee to pay a Deposit pursuant to Rule 4.2. In this case the Exercise Price shall be payable in full when the Option is exercised.

5.     EXERCISE OF OPTIONS

5.1 Subject to each of the rules of this Rule 5 and Rule 8 below any Subsisting Option may be exercised by the Option Holder or, if deceased, by his personal representatives in whole at the time of or at any time following the occurrence of the earliest of the following events:

(i)    the third anniversary of the Date of Grant;

(ii)   Flotation;

(iii)  an opportunity to exercise an Option pursuant to Rule 6.

5.2 The Board may in exceptional circumstances not otherwise provided for in these Rules invite all Option Holders to exercise their Options at any time following the Date of Grant. Where exercise is thereby permitted, it shall take place to such extent and within such period as the Board shall specify but in exercising this discretion the Board will not discriminate between individual Option Holders.

5.3 An Option shall lapse and become thereafter incapable of exercise on the earliest of the following events:

(i) the seventh anniversary of the Date of Grant or such earlier date specified by the Board at the Date of Grant;

(ii)   the first anniversary of the Option Holder's death;

(iii) where an Option Holder ceases to be a director or employee of the Group other than by reason of death the later of:

       (a)  six months from the date of cessation; or,

       (b) where Flotation occurs in the six month period specified at (a) above or in that same period an event specified in Rules 6.1, 6.2 or
            6.3 occurs, three months from Flotation or three months from the time the person obtains Control or the Court sanctions the compromise or arrangement;

(iv)   the end of the period of exercise determined in accordance with Rule 6;

(v) where the Option Holder is offered a New Option in consideration for the release of an Option pursuant to Rule 6.5 at the end of the period in which that company's offer may be accepted;

(vi)   the Option Holder being adjudicated bankrupt;

(vii)  the surrender of the Option by the Option Holder.


6.     TAKE-OVERS, RECONSTRUCTIONS, LIQUIDATIONS AND OPTION EXCHANGES

6.1 If in circumstances other than a Merger any person not being a company under the same Control as the Company obtains Control of the Company as a result of making a general offer to acquire the whole of the issued share capital of the Company (other than that which is already owned by him) which is unconditional or which is made on a condition such that if it is satisfied the person making the offer will have Control of the Company, then the Board shall notify all Option Holders as soon as is practicable of the offer in accordance with Rule 9.4. Any Subsisting Option may be exercised from the date of the receipt of that notification up to a period ending six months from the time when the person obtains Control of the Company and any condition subject to which the offer is made has been satisfied.

6.2 If in circumstances other than a Merger any person not being a company under the same Control as the Company obtains Control of the Company other than as a result of the event specified in Rule 6.1 then the Board shall notify all Option Holders as soon as practicable after the change of Control in accordance with Rule 9.4. Any Subsisting Option may be exercised from the date of the receipt of the notification up to a period ending six months from the time when the person obtains Control of the Company.

6.3 If in circumstances other than a Merger under Section 425 of the Companies Act 1985 the Court sanctions a compromise or arrangement proposed for the purpose of or in connection with a scheme for the reconstruction of the Company or its amalgamation with any other company or companies, any Subsisting Option may be exercised within six months of the Court sanctioning such compromise or arrangement.

6.4 If in circumstances other than a Merger any person not being a company under the same Control of the Company becomes bound or entitled to acquire shares in the Company comprised within Units under sections 428 to 430 of the Companies Act 1985 any Subsisting Option may be exercised at any time when that person remains so bound or entitled.

6.5 If as a result of the occurrence of one or more of the events specified in Rules 6.1, 6.3 or 6.4 or as a result of a Merger a company whether or not under the same Control as the Company has obtained Control of the Company, the Option Holder may, if the other company (the Acquiring

       Company) so agrees, release any Subsisting Option he holds in consideration for the grant of a New Option.

       A New Option issued in consideration of the release of an Option shall be evidenced by an Option Certificate which shall import the relevant provisions of these Rules.

       A New Option shall, for all other purposes of this Scheme, be treated as having been acquired at the same time as the corresponding released Option.

6.6 If notice is duly given of a general meeting at which a resolution will be proposed for the voluntary winding-up of the Company, an Option shall be exercisable (but so that any exercise hereunder shall be conditional upon such resolution being passed) at any time thereafter until the resolution is duly passed or defeated or the general meeting is concluded or adjourned, whichever shall first occur. If such resolution is passed an Option shall to the extent unexercised thereupon lapse.

6.7 For the purpose of this Rule 6 a person shall be deemed to have obtained Control of a Company if he and others acting in concert with him have together obtained Control of it.

6.8 The periods of exercisability and date of lapse determined in accordance with Rules 5.1(iii) and 5.3(iv) and (v) are determined by whichever of the pre-conditions of Rules 6.1, 6.2, 6.3, 6.4 and 6.5 are first achieved. The subsequent achievement of any other pre-conditions will not cause a period of exercisability to begin nor a date of lapse to arise.

6.9 The exercise of an Option pursuant to the preceding provisions of this Rule 6 shall be subject to the provisions of Rule 8.

6.10 A New Option shall not be exercisable by virtue of the event pursuant to which it was granted.

7.     VARIATION OF SHARE CAPITAL

7.1 In the event of any variation of the share capital of the Company, including, but without prejudice to the generality of the preceding words, any capitalisation or rights issue or any consolidation, sub-division, redemption or reduction of capital the definition of Unit and hence the class of shares comprising an Option, the number of shares subject to any Option and the Exercise Price may be adjusted by the Board in such manner as the Auditors confirm in writing to be, in their opinion, fair and reasonable provided that the Exercise Price for each Unit subject to an Option is not reduced below the nominal value of the underlying shares unless (and to the extent that) the Company is authorised to capitalise from its undistributed profits or reserves upon the exercise of such Option an amount equal to the difference between the aggregate Exercise Price and the aggregate nominal value of the shares to be issued upon such exercise and to apply such sum in paying up the difference;

       Such variation shall be deemed to be effective from the record date at which the respective variation applied to other shares of the same class as the shares comprised within the Units. Any Options exercised within that period shall be treated as exercised with the benefit of the variation confirmed by the Auditors.

7.2 The Board shall take such steps as it considers necessary to notify Option Holders of any adjustment made under Rule 7.1 and may call in, cancel, endorse, issue or reissue any Option Certificate consequent upon such adjustment.

8.     MANNER OF EXERCISE OF OPTIONS

8.1 Subject to Rule 8.5 an Option shall be exercised in whole by the Option Holder or, as the case may be, his personal representatives giving notice in writing to the Board by the appropriate Notice of Exercise accompanied by the appropriate payment and the relevant Option Certificate and shall be effective on the date of its receipt by the Board.

8.2 Subject to Rule 8.5 the number of shares comprised within the Units specified in the Notice of Exercise shall be allotted and issued credited as fully paid to the Option Holder within 30 days of the date of exercise and the Company shall arrange for the delivery of evidence of title in respect thereof. Save for any rights determined by reference to a record date preceding the date of allotment, the shares comprised within such Units shall rank pari passu with the other shares of the same class then in issue.

8.3 Where shares of the Company comprised within a Unit are or become listed on any Recognised Exchange, the Company shall apply for shares in respect of which an Option has been exercised to be so listed if they were not so listed already.

8.4 Where shares comprised within a Unit are listed on any Recognised Exchange then no Option may be exercised in contravention of such securities transactions rules of the Recognised Exchange as may from time to time be in force.

8.5 If an Option is exercised and the Option Holder is liable to tax, duties or other amounts on such exercise and his employer or former employer being a Group Company is liable to make a payment to the appropriate authorities on account of that liability the Option Holder shall make a payment to his employer or former employer equal to the amount which the employer of former employer is required to pay to the appropriate authorities. No shares comprised within a Unit shall be allotted to the Option Holder until the employer has received payment from the Option

       Holder. This Rule 8.5 shall not apply if the Option Holder makes alternative arrangements to the satisfaction of his employer or former employer and the Company is informed by the employer or former employer that the arrangements are satisfactory.

9.     ADMINISTRATION AND AMENDMENT

9.1 The Scheme shall be administered by the Board whose decision on all disputes shall be final save where the Rules require the concurrence of the Auditors.

9.2 The Board may from time to time amend these Rules provided that no amendment may materially affect an Option Holder as regards an Option granted prior to the amendment being made.

9.3 The cost of establishing and operating the Scheme shall be borne by the Group Companies in such proportions as the Board shall determine.

9.4 Any notice or other communication under or in connection with the Scheme may be given by the Board either personally or by post, and to the Board either personally or by post to the Secretary of the Company; items sent by post shall be pre-paid and shall be deemed to have been received 72 hours after posting.

9.5 The Company shall at all times keep available sufficient authorised and unissued shares to satisfy the exercise to the full extent of all Subsisting Options, taking account of any other obligations of the Company to issue unissued shares of the same class as are comprised within Units.

10.    LOSS OF OFFICE OR EMPLOYMENT

The rights and obligations of any individual under the terms of his office or employment with any Group Company shall not be affected by his participation in the Scheme or any right which he may have to participate therein, and an individual who participates therein shall waive any and all rights to compensation or damages in consequence of the termination of his office or employment for any reason whatsoever insofar as those rights arise or may arise from his ceasing to have rights under or be entitled to exercise any Option under the Scheme as a result of such termination.

                                                            APPENDIX I


       TO BE TYPED ON HEADED NOTE PAPER OF CASTLE TRANSMISSION SERVICES
                               (HOLDINGS)] LTD.

Dear [Participant]

CASTLE TRANSMISSION SERVICES (HOLDINGS) LTD. ("THE COMPANY")
ALL EMPLOYEE SHARE OPTION SCHEME ("THE SCHEME")

I am pleased to inform you the Directors of the Company have decided to invite to you to apply for an Option to acquire 100 Units (a Unit being defined in the Scheme Rules as a stapled shareholding comprising one ordinary share of 1 pence and nine hundred and ninety nine redeemable preference shares of 1 pence each) in the capital of the Company under the terms of the Scheme Rules.

If you wish to accept this invitation, you may do so in respect of all or alternatively 50 per cent of the number of Units specified above by completing the attached application form and sending it to the Company Secretary so as to arrive by NOT LATER THAN [being at a maximum 28 days from the date of this letter].

The amount payable by you to acquire the shares comprised within each Unit (the "Exercise Price") will be (Pounds)10 (1 pence for each ordinary share and redeemable preference share). You are required by the Scheme Rules to pay 50% of this amount as an interest free deposit, being (Pounds)5 per Unit, within 30 days of the date on which any Option is granted to you. Other than in the limited circumstances set out in the Scheme Rules, your Option will lapse if the deposit is not paid in this period. Options will be granted as soon as practicable after the closing date for the receipt of applications from employees. The balance of the acquisition price being (Pounds)5 per Unit will be payable upon exercise of the Option. Any deposit you pay will be refunded if you do not exercise your Option to acquire the undelying shares.

Under current tax legislation you will not be subject to income tax on the grant of the Options. For the tax year in which you exercise an Option and so acquire the underlying shares you will be subject to income tax on the difference between the market value of the shares you acquire and the Exercise Price. Your employing company may be required to account for this liability under the PAYE system if the Company's shares become listed on a recognised stock exchange or if the Inland Revenue consider "trading arrangements" exist for the shares. If PAYE is due on exercise you will be informed of this and, in the absence of agreeing alternative arrangements, required to pay an amount equal to the tax liability to your employing company as a condition of acquiring the shares.

Yours sincerely


Company Secretary
Castle Transmission Services (Holdings) Ltd.

                                                            APPENDIX II

                                APPLICATION FORM



To: The Directors,
Castle Transmission Services (Holdings) Ltd.

Dear Sirs

CASTLE TRANSMISSION SERVICES (HOLDINGS) LTD. ("THE COMPANY")
ALL EMPLOYEE SHARE OPTION SCHEME ("THE SCHEME")


With reference to your letter of [
] I hereby apply for the grant of an Option under the above Scheme to subscribe
for shares in the capital of the Company represented by *[            ] Units
at an Exercise Price of (Pounds)10 per Unit.

If my application is accepted I agree to comply with and be bound by the Rules of the Scheme and by any amendments or variations thereto.

Yours faithfully



Signed


Full Name of Employee .............................

*Applications must be for the number of Units specified in the Invitation, or 50 per cent of that number.

                                                                   APPENDIX III

TO BE TYPED ON HEADED NOTE PAPER OF CASTLE TRANSMISSION SERVICES (HOLDINGS) LTD.

Dear [Participant]

CASTLE TRANSMISSION SERVICES (HOLDINGS) LTD. ("THE COMPANY")
ALL EMPLOYEE SHARE OPTION SCHEME ("THE SCHEME")

I am pleased to inform you the Directors of the Company have granted you an option under the rules of the All Employee Share Option Scheme on [
] ("the Date of Grant") to subscribe for [Number] Units (a Unit being defined in the Scheme Rules as a stapled shareholding comprising one ordinary share of 1 pence and nine hundred and ninety nine redeemable preference shares of 1 pence each) in the capital of the Company at an Exercise Price of (Pounds)10 per Unit ("the Option"), being 1 pence for each ordinary and redeemable preference share. Accordingly, I enclose an Option Certificate which sets out the terms of the Option.

It is a condition of the grant to you of this Option that within thirty days of
the Date of Grant you make an advance payment ("Deposit") of (Pounds)[    ] (ie
(Pounds)5 per Unit) in respect of the Exercise Price to the Company. The Deposit will be refunded if this Option lapses. Except in certain limited circumstances specified in the Rules, if the Deposit is not paid to the Company within the thirty days referred to above, this Option will lapse.

When you wish to exercise the Option you should complete the notice of exercise on the back of your Option Certificate and send it to me. The certificate states when you may first exercise your Option (although you may be able to exercise it earlier in certain special circumstances specified in the rules of the Scheme).

Under current tax legislation you will not be subject to income tax on the grant of the Option. For the tax year in which you exercise an Option to acquire the underlying shares you will be subject to income tax on the difference between the market value of the shares you acquire and the Exercise Price. Your employing company may be required to account for this liability under the PAYE system if the Company's shares become listed on a recognised stock exchange or if the Inland Revenue consider "trading arrangements" exist for the shares. If PAYE is due on exercise you will be informed of this and, in the absence of agreeing alternative arrangements, required to pay an amount equal to the tax liability to your employing company as a condition of acquiring the shares.

Yours sincerely


Company Secretary
Castle Transmission Services (Holdings) Ltd.


note: This letter and the Option Certificate are important documents and should be kept in a safe place.

                                                                     APPENDIX IV


                      O P T I O N     C E R T I FI C A T E

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


         Certificate No. ____________________________________

                  CASTLE TRANSMISSION SERVICES (HOLDINGS) LTD.
                                ("THE COMPANY")

         This is to Certify that [Name] of
              [Address]

         is the holder of an option (the "Option") granted on [Date] to acquire [Number] Units (a Unit being defined in the Rules of the Scheme as comprising one ordinary share and nine hundred and ninety nine redeemable preference shares) in the Company at an Exercise Price of (Pounds)10 per Unit. The Option is granted subject to and incorporating the Rules of the Castle Transmission Services (Holdings) Ltd. All Employee Share Option Scheme ("the Scheme") and is exercisable in accordance with the terms of the Scheme.

              (1) Subject to the Rules of the Scheme, the Option may be exercised as set out below:

__________________________________________________________________________________________________________________________________
NUMBER OF UNITS                                               First Exercise Date (1)                    Option Lapses
----------------------------------------------------------------------------------------------------------------------------------
  [Number]                                           earlier of Third Anniversary of Date of          [Seventh Anniversary]
                                                     Grant, flotation or sale of the Company
----------------------------------------------------------------------------------------------------------------------------------

         The Option is personal to you and may not be assigned or transferred

         The Option and any shares allotted pursuant to an exercise thereof are subject to the Memorandum and Articles of Association of the Company

         NOTE: A Notice of Exercise in respect of the Units subject to the Option is on the reverse of this certificate. It must be completed and submitted to the Company Secretary together with this certificate if you wish to exercise your Option


         (1) You may be entitled to exercise your Option earlier (and your Option may expire earlier) in special circumstances specified in the rules of the Scheme.

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                                       18

                 PLEASE READ THE NOTES AT THE FOOT OF THIS FORM
                         CAREFULLY BEFORE COMPLETING IT

                               NOTICE OF EXERCISE

  The Secretary of
  CASTLE TRANSMISSION SERVICES (HOLDINGS) LTD. ("THE COMPANY")

(1) I hereby give notice to the Company that immediately upon receipt of this notice, I am exercising my right granted in the attached Option Certificate to acquire (2) Units (a Unit being defined in the Rules of the Scheme as comprising one ordinary share and nine hundred and ninety nine redeemable preference shares) in the capital of the Company at the Exercise Price per Unit specified in the Option Certificate. I hereby request you on allotment of the underlying shares to place my name on the Register of Members and I agree to accept the said shares subject to the Memorandum and Articles of Association of the Company.


 * I am/We are acquiring the shares comprised within the Units as beneficial owner/personal representative(s) of the Option-holder and not as trustee or nominee for any other person


    I enclose a remittance for (3) (Pounds)     being the amount payable on
    the allotment of the shares comprised within the Units in respect of which I am exercising the Option.


    I hereby request you to despatch evidence of title for the shares to be registered in my name by post at my risk to the address mentioned below.

---------------------------------------------------------
Signature
                   --------------------------------------
Surname
                   --------------------------------------
Forename(s)
                   --------------------------------------
Address
                   --------------------------------------

                   --------------------------------------

                   --------------------------------------

                   ---------------------------------------

----------------------------------------------------------

  NOTES

  (1) Although the Option is personal to you, it may be exercised by your personal representative(s) if you die while it is still capable of exercise, provided your personal representative(s) do(es) so within twelve months from the date of your death, or seven years from the date of grant (if sooner). If there are more than one, each of the personal representatives must sign this form.

  (2) Please indicate the number of Units in respect of which you wish to exercise your Option which must be the number of Units specified in the Option Certificate.

  (3) The remittance should be for an amount equal to the Exercise Price per Unit shown overleaf, multiplied by the number of Units in respect of which the Option is exercised less the Deposit if any paid, unless the Company Secretary has informed you that PAYE is due on exercise in which case, in the absence of agreeing alternative arrangements, you will also be required to pay an amount equal to the tax liability.


   *  Delete as appropriate

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